Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2012
Deferred Acquisition Costs

(6) Deferred Acquisition Costs

The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010 (2)
Unamortized balance as of January 1	$5,458	$5,359	$5,297
Impact of foreign currency translation	9	(8)	(16)
Costs deferred	611	637	587
Amortization, net of interest accretion	(618)	(460)	(510)
Cumulative effect of changes in accounting	—	—	1
Other(1)	—	(70)	—

Unamortized balance as of December 31	5,460	5,458	5,359
Accumulated effect of net unrealized investment (gains) losses	(424)	(265)	(164)

Balance as of December 31	$5,036	$5,193	$5,195

(1)	Relates to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.
(2)	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.

In the first quarter of 2012, we wrote off $142 million of DAC associated with certain term life insurance policies under a new reinsurance treaty as part of a life block transaction. The write-off was included in amortization, net of interest accretion.

We regularly review DAC to determine if it is recoverable from future income. As part of a life block transaction in the third quarter of 2012, we recorded $39 million of additional DAC amortization to reflect loss recognition on certain term life insurance policies under a reinsurance treaty. As of December 31, 2012 and 2011, we believe all of our other businesses have sufficient future income and therefore the related DAC is recoverable.